Interest and Other Expenses	12 Months Ended
Dec. 31, 2011
Interest and Other Expenses [Abstract]
Interest and Other Expenses
11.
Interest and Other Expenses

Interest and other expenses consisted of the following:

Year Ended December 31	2011	2010	2009
Interest expense	$42.8	$43.7	$61.7
Interest income	(7.3)	(6.2)	(11.7)
Foreign exchange losses	2.8	3.3	0.8
Miscellaneous expenses, net	6.0	2.4	3.5
Loss from sale of an equity investment	–	–	10.3
Interest and other expenses	$44.3	$43.2	$64.6

Included in interest expense for the year ended December 31, 2009 is $7.5, which was recorded as a result of our repayment of the borrowings outstanding under the previous Agreement and our termination of the interest rate swap agreements. Loss from sale of an equity investment in 2009 resulted as we sold an equity investment in Japan for cash proceeds of $13.3 in September 2009.